Exhibit 99.1

Purvin & Gertz NGL Seminar The Outlook for NGLs from Marcellus Shale and the Mariner Projects March 2011

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Geographic Footprint SOUTHWEST Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville 1.6 Bcf/d gathering capacity 580 MMcf/d processing capacity Arkoma Connector Pipeline JV LIBERTY Marcellus Shale JV with The Energy & Minerals Group 250 MMcf/d gathering capacity 290 MMcf/d cryogenic processing Infrastructure under construction 455 MMcf/d processing capacity 60,000 Bbl/d fractionator Planned 50,000 Bbl/d Mariner Project GULF COAST 140 MMcf/d cryogenic gas plant processing refinery off-gas 29,000 Bbl/d NGL fractionation capacity NGL marketing and transportation NORTHEAST Huron/Berea Shale 505 MMcf/d processing capacity 24,000 Bbl/d NGL fractionation facility 260,000 barrel propane storage facility NGL marketing by truck, rail, and barge 3

MarkWest's Commitment to Major Emerging Resource Plays

Targeted growth capital investments* since 2006 ……



600
500
400
300
200
100
0
($ in millions)
2004
2005
2006
2007
2008
2009
2010
2011F
Acquisitions
Develop Emerging Resource Plays
Build Base Production

* Includes growth capital that has been funded or is expected to be funded through divestiture activities and joint ventures, including contributions from our joint venture partners.

….. are driving strong, long-term volume growth in resource plays.



1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
MMcf/d
Emerging Resource Plays
Base Production (Conventional / Tight Sand)
2007
2008
2009
2010
2011F

MARKWEST ENERGY PARTNERS, L.P.

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Growth Driven by Customer Satisfaction Since 2006, MarkWest has Ranked #1 or #2 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey 5

Long-term Appalachian History MarkWest is the largest gas processor and fractionator in the Appalachian Basin MarkWest operates five gas processing plants with total capacity of approximately 505 MMcf/d NGLs are transported to Siloam for fractionation, storage, and marketing Existing propane and heavier fractionation capacity of 24,000 Bbl/d Existing storage capacity of approximately 260,000 barrels The Northeast provides premium markets for NGLs produced in the Marcellus Fractionating NGLs into purity products is critical Marketing options must include truck, rail, and pipeline Storage is essential MarkWest has operated vertically integrated gas processing and NGL fractionation, storage, and marketing in the Northeast for more than 20 years 6

Resource Play Economics 7 Source: Credit Suisse

MarkWest Liberty Marcellus Project Schedule 8 Ohio West Virginia Pennsylvania MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d TEPPCO PRODUCTS PIPELINE 55 miles 125 – 150 miles 40 miles 200 – 250 miles 10 18 – 20 50,000 Hp 120,000 Hp RICH GAS RICH GAS DRY GAS

Houston Processing and Fractionation Complex 9

Majorsville Processing Complex 10

Strong NGL Markets in the Northeast 11

Tremendous Growth Opportunities 12 Siloam Kenova Cobb Kermit Boldman Majorsville Houston Langley Mobley

Mariner West Overview

A purity-ethane project to petrochem markets in Sarnia, Ontario, Canada

- Upstream Modifications
  - MarkWest Liberty will modify the Houston, Majorsville, and Mobley plants to recover ethane
  - MarkWest Liberty will install 60,000+ Bbl/d de-ethanization at Houston fractionation complex
- MarkWest Liberty will construct a 25-mile liquid ethane pipeline to connect to the Sunoco pipeline system
- Sunoco Logistics will utilize its existing pipeline network to deliver up to purity ethane to markets in Sarnia, Ontario Canada
  - The pipeline will have capacity of approximately 65,000 Bbl/day
- Mariner West will be operational in 2012



LAKE HURON

MARKWEST ENERGY PARTNERS, L.P.

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Project Mariner Overview

A purity-ethane project to the Gulf Coast will maximize producer economics

- MarkWest Liberty will modify the Houston and Majorsville plants to recover ethane
- MarkWest Liberty will construct a 45-mile liquid ethane pipeline
- Sunoco Logistics will convert its existing 250-mile, 8-inch refined products pipeline to liquid ethane service
  - The pipeline will have capacity of approximately 50,000 bbl/day
- Sunoco Logistics will construct refrigerated ethane storage facilities and load it onto refrigerated LPG carriers
  - LPG carriers will transport the ethane to Gulf Coast markets
- Project Mariner will be operational in 2013



Sunoco 8" Pipeline
Sunoco Philadelphia Storage and Docks
New MarkWest Liberty Houston to Delmont Pipeline

MARKWEST ENERGY PARTNERS, L.P. 14

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com 15